EXHIBIT 24.1



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                          ARTHUR ANDERSEN LLP


                                                                   EXHIBIT 24.1

                CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our reports dated October 11, 1996 included in Vertex Industries, Inc. Form 10-K for the year ended July 31, 1996 and to all references to our Firm included in this registration statement.


                                                ARTHUR ANDERSEN LLP


Roseland, New Jersey				S/ Arthur Andersen LLP
July 3, 1997



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